UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2004

CRT Properties, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-9997	59-2898045

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 NE Mizner Blvd., Suite 200, Boca Raton, FL	33432

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 395-9666

Koger Equity, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

CRT Properties, Inc. announced that it has signed a definitive agreement to acquire two office buildings in Fort Lauderdale, Florida, as more particularly described in its News Release, dated October 26, 2004, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

For more information on CRT Properties, Inc., contact the company at (800) 850-2037 or visit its web site at www.crtproperties.com.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description of Exhibit
99	CRT Properties, Inc. News Release, dated October 26, 2004.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRT Properties, Inc. (Registrant)

Date October 28, 2004

/s/ Steven A. Abney
Steven A. Abney
Vice President, Finance and Chief Accounting Officer (Principal Financial Officer)

3

EXHIBIT INDEX

The following designated exhibits are filed herewith:

Exhibit
Number	Description of Exhibit
99	CRT Properties, Inc. News Release, dated October 26, 2004.

4